UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2022

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RECRUITER.COM GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-53641	90-1505893
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Seventh Avenue

New York, New York 10018

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (855) 931-1500

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to 12(b) of the Act:

Title of class	Trading symbol	Name of exchange on which registered
Common Stock	RCRT	NASDAQ Capital Market
Common Stock Purchase Warrants	RCRTW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01  Regulation FD Disclosure.

As previously disclosed, Recruiter.com Group, Inc. (the “Company”) is currently pursuing two related collections matters against BKR Strategy Group. Since 2013, BKR Strategy Group has provided talent acquisition strategy and services to top companies. Starting in the third quarter of 2021, BKR Strategy Group subcontracted the Company to perform on-demand recruiter services on behalf of BKR Strategy Group’s clients. Although payments for services rendered were initially received in a timely fashion, BKR Strategy Group’s balance grew throughout the third and fourth quarters of 2021. This led to BKR Strategy Group executing a promissory note with a payment schedule for $500,000 on November 30, 2021 (the “Promissory Note”) with a personal guarantee from its business principal as part of the Promissory Note. After failing to meet the payment schedule in the Promissory Note and after repeated attempts to collect the balance due, the Company filed two lawsuits against BKR Strategy Group on February 18, 2022, the first, to collect on unpaid invoices and the second, to enforce the Promissory Note, for a total sum of $1,400,000. On March 24, 2022, BKR Strategy Group made a counterclaim against us for $500,000 on the grounds of alleged overbilling. Management denies the basis for the counterclaim and expects to vigorously defend itself from this counterclaim.

On June 21, 2022, the Supreme Court of the State of New York, New York County, granted the Company’s motion for summary judgment in lieu of a complaint in the amount of $500,000, plus interest at 12% since November 22, 2021, through the entry of judgement in the lawsuit related to the enforcement on the Promissory Note. Proceedings in the other lawsuit remain ongoing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Recruiter.com Group, Inc.

Date: July 5, 2022	By:	/s/ Evan Sohn
Evan Sohn
Chief Executive Officer

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